Exhibit 99.1

ANNUAL MEETING OF STOCKHOLDERS OF HOMEFED CORpORATION August 4, 2017 Important Notice Regarding Internet Availability of proxy Materials for the Annual Meeting: The 2017 Proxy Statement and the 2016 Annual Report are available at https://astproxyportal.com/ast/12958. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Item 1. Election of Directors O PATRICK D. BIENVENUE O PAUL J. BORDEN O TIMOTHY M. CONSIDINE O BRIAN P. FRIEDMAN O JIMMY HALLAC O MICHAEL A. LOBATZ O JOSEPH S. STEINBERg Item 2. Approve executive compensation on an advisory basis. Item 3. Advisory vote on the frequency of future advisory votes on the approval of executive compensation. Item 4. Ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for 2017. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW, "FOR" ITEMS 2 AND 4, AND “EVERy yEAR” FOR pROpOSAL 3. pLEASE SIGN, DATE AND RETURN pROMpTLy IN THE ENCLOSED ENVELOpE. pLEASE MARK yOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20730403000000000000 1 080417 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW, "FOR" ITEMS 2 AND 4, AND “EVERy yEAR” FOR pROpOSAL 3. pLEASE SIGN, DATE AND RETURN pROMpTLy IN THE ENCLOSED ENVELOpE. pLEASE MARK yOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xItem 1. Election of Directors O PATRICK D. BIENVENUE O PAUL J. BORDEN O TIMOTHY M. CONSIDINE O BRIAN P. FRIEDMAN O JIMMY HALLAC O MICHAEL A. LOBATZ O JOSEPH S. STEINBERg Item 2. Approve executive compensation on an advisory basis. Item 3. Advisory vote on the frequency of future advisory votes on the approval of executive compensation. Item 4. Ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for 2017. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: Every year Every 2 years Every 3 years ABSTAIN FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Item 1. Election of Directors O PATRICK D. BIENVENUE O PAUL J. BORDEN O TIMOTHY M. CONSIDINE O BRIAN P. FRIEDMAN O JIMMY HALLAC O MICHAEL A. LOBATZ O JOSEPH S. STEINBERg Item 2. Approve executive compensation on an advisory basis. Item 3. Advisory vote on the frequency of future advisory votes on the approval of executive compensation. Item 4. Ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for 2017. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET ApT. 203 NEW yORK, Ny 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF HOMEFED CORpORATION August 4, 2017 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEpHONE - Call toll-free 1-800-pROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN pERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. pROXy VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW, "FOR" ITEMS 2 AND 4, AND “EVERy yEAR” FOR pROpOSAL 3. pLEASE SIGN, DATE AND RETURN pROMpTLy IN THE ENCLOSED ENVELOpE. pLEASE MARK yOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20730403000000000000 1 080417 COMpANy NUMBER ACCOUNT NUMBER Important Notice Regarding Internet Availability of proxy Materials for the Annual Meeting: The 2017 Proxy Statement and the 2016 Annual Report are available at https://astproxyportal.com/ast/12958. Every 2 years Every 3 years ABSTAIN Every year FOR AGAINST ABSTAIN

0 14475 pROXy HOMEFED CORPORATION pROXy SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS, AUGUST 4, 2017 AT 1:00 p.M. (pDT) The undersigned stockholder of HomeFed Corporation (the “Company”) hereby appoints Paul J. Borden, Erin N. Ruhe and Roland T. Kelly (the “Proxies”) and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at The Crossings at Carlsbad, Roston Room: 5800, The Crossings Drive, Carlsbad, CA 92008 on August 4, 2017 at 1:00 p.m. (PDT), and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein. Receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement furnished therewith, and a copy of the Annual Report to Stockholders for the year ended December 31, 2016 is hereby acknowledged. THIS pROXy WHEN pROpERLy EXECUTED WILL BE VOTED IN THE MANNER DIRECTED By THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS pROXy WILL BE VOTED FOR ALL NOMINEES, FOR ITEMS 2 AND 4, EVERy yEAR FOR ITEM 3 AND IN THEIR DISCRETION ON Any OTHER MATTER THAT MAy pROpERLy BE pRESENTED AT THE MEETING OR ANy ADJOURNMENT OF THE MEETING. (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE) • Annual Meeting Location: The Crossings at Carlsbad Roston Room: 5800 The Crossings Drive Carlsbad, CA 92008 • Directions: You may obtain directions to the Annual Meeting by visiting The Crossings at Carlsbad website, www.thecrossingsatcarlsbad.com, or by contacting The Crossings at Carlsbad at 760-444-1800. 1.1